UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
c/o 1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	3/31/12

Item 1: Schedule of Investments

Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited)

March 31, 2012

No. of Shares	Description	Value
EQUITY SECURITIES-99.3%
ARGENTINA-3.5%

ENERGY EQUIPMENT & SERVICES-3.5%
260,000	Tenaris S.A., ADR (cost $9,665,226)	$9,939,800

BRAZIL-63.0%
AEROSPACE & DEFENSE-1.0%
374,000	Embraer S.A.	2,999,458

COMMERCIAL BANKS-13.0%
969,246	Banco Bradesco S.A.	14,505,903
477,382	Banco Bradesco S.A., PN	8,339,704
87,300	Banco Itaú Holding Financeira S.A., PN	1,670,486
665,286	Itau Unibanco Holding S.A., PN, ADR	12,766,838
		37,282,931

COMMERCIAL SERVICES & SUPPLIES-1.4%
275,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	4,139,797

DIVERSIFIED FINANCIAL SERVICES-1.1%
515,563	BM&F Bovespa S.A.	3,174,520

FOOD PRODUCTS-1.2%
170,368	BRF - Brasil Foods S.A.	3,359,855

HEALTH CARE PROVIDERS & SERVICES-2.7%
286,000	Amil Participações S.A.	2,976,800
277,000	Odontoprev S.A.	4,704,046
		7,680,846

MACHINERY-0.9%
251,844	Weg S.A.	2,731,661

MEDIA-0.8%
177,000	Saraiva S.A. Livreiros Editores, PN	2,235,953

METALS & MINING-9.5%
180,800	Bradespar S.A., PNPreferen	3,452,676
1,049,000	Vale S.A., ADR	23,801,810
		27,254,486

MULTILINE RETAIL-4.1%
344,096	Lojas Renner S.A.	11,818,904

OIL, GAS & CONSUMABLE FUELS-12.2%
927,433	Petroleo Brasileiro S.A., ADR	23,705,187
528,000	Ultrapar Participacoes S.A., ADR	11,452,320
		35,157,507

PERSONAL PRODUCTS-2.9%
383,000	Natura Cosmeticos S.A.	8,329,508

REAL ESTATE MANAGEMENT & DEVELOPMENT-4.3%
523,097	Multiplan Empreendimentos Imobiliarios S.A.	12,221,692

ROAD & RAIL-1.7%
261,000	Localiza Rent a Car S.A.	4,804,076

SOFTWARE-1.0%
150,000	Totvs S.A.	2,769,180

TEXTILES, APPAREL & LUXURY GOODS-1.8%
294,667	Arezzo Industria e Comercio S.A.	5,125,135

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
BRAZIL (continued)
TOBACCO-2.0%
374,000		Souza Cruz S.A.	$5,736,668

TRANSPORTATION INFRASTRUCTURE-1.4%
245,400		Wilson Sons Limited, BDR	3,972,484
		Total Brazil (cost $113,182,839)	180,794,661

CHILE-7.0%
AIRLINES-0.2%
23,143		Lan Airlines S.A.	677,333

BEVERAGES-1.1%
318,000		Embotelladora Andina S.A., PNB	1,786,554
540,000		Viña Concha y Toro S.A.	1,237,822
			3,024,376

CHEMICALS-0.4%
18,800		Sociedad Química y Minera de Chile S.A., PNB	1,105,029

COMMERCIAL BANKS-1.3%
11,208,901		Banco de Chile	1,773,328
25,113,969		Banco Santander Chile	2,085,806
			3,859,134

ELECTRIC UTILITIES-0.5%
3,780,000		Enersis S.A.	1,531,805

INDUSTRIAL CONGLOMERATES-0.7%
18,518		Antarchile S.A.	330,489
98,000		Empresas COPEC S.A.	1,630,659
			1,961,148

IT SERVICES-0.6%
592,000		Sonda S.A.	1,762,914

MULTILINE RETAIL-0.3%
77,000		S.A.C.I. Falabella	744,627

PAPER & FOREST PRODUCTS-0.4%
298,570		Empresas CMPC S.A.	1,279,586

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.5%
692,000		Parque Arauco S.A.	1,402,129

WATER UTILITIES-1.0%
84,144		Inversiones Aguas Metropolitanas S.A., ADR(a)(b)	2,841,543
		Total Chile (cost $11,630,400)	20,189,624

COLOMBIA-2.0%
COMMERCIAL BANKS-1.0%
179,000		BanColombia S.A.	2,814,875

FOOD & STAPLES RETAILING-1.0%
209,901		Almacenes Exito S.A.	3,049,432
		Total Colombia (cost $5,171,346)	5,864,307

LATIN AMERICA-0.1%
VENTURE CAPITAL-0.1%
2,503,967	(c)	JPMorgan Latin America Capital Partners, L.P. (cost $917,439)(b)(d)(e)(f)(g)	170,821

MEXICO-23.7%
BEVERAGES-4.7%
165,402		Fomento Economico Mexicano S.A.B. de C.V., ADR	13,607,622

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
MEXICO (continued)
COMMERCIAL BANKS-4.1%
2,647,000		Grupo Financiero Banorte S.A.B. de C.V.	$11,766,237

FOOD & STAPLES RETAILING-4.0%
1,536,000		Organización Soriana S.A.B. de C.V.(e)	4,443,352
2,091,000		Wal-Mart de México S.A.B. de C.V., Series V	7,016,417
			11,459,769

HOUSEHOLD DURABLES-0.8%
1,799,741		Urbi Desarrollos Urbanos S.A.B. de C.V.(e)	2,157,922

HOUSEHOLD PRODUCTS-2.2%
2,793,000		Kimberly-Clark de Mexico S.A.B. de C.V.	6,243,634

TRANSPORTATION INFRASTRUCTURE-3.8%
365,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	5,818,100
74,134		Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	5,079,662
			10,897,762

WIRELESS TELECOMMUNICATION SERVICES-4.1%
9,566,310		América Móvil S.A.B. de C.V., Series L	11,903,864
		Total Mexico (cost $41,655,973)	68,036,810

GLOBAL-0.0%
VENTURE CAPITAL-0.0%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $838,407)(b)(d)(e)(f)(g)	151,487
		Total Equity Securities (cost $183,061,630)	285,147,510

Principal Amount (000’s)
SHORT-TERM INVESTMENT-0.1%
UNITED KINGDOM-0.1%
$286		Bank of America London, overnight deposit, 0.03%, 04/02/12 (cost $286,000)	286,000
		Total Investments-99.4% (cost $183,347,630)	285,433,510
		Cash and Other Assets in Excess of Liabilities-0.6%	1,749,295
		Net Assets-100.0%	$287,182,805

(a)     SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”

(b)    Illiquid Security.

(c)     Represents contributed capital.

(d)    Restricted security, not readily marketable.

(e)     Non-income producing security.

(f)       Security was fair valued as of March 31, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(g)    As of March 31, 2012, the aggregate amount of open commitments for the Fund is $812,869.

ADR	American Depositary Receipts.
BDR	Brazilian Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

March 31, 2012

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.  Securities using this pricing methodology are categorized as Level I investments for purposes of ASU 820. The Fund does not adjust the quoted price for Level 1 investments.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security.  Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities.  These securities are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments.  Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the period ended March 31, 2012, there have been no changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

March 31, 2012

•                            Level 1 — quoted prices in active markets for identical investments.

•                            Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                            Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 03/31/2012
Aerospace & Defense	$2,999,458	$—	$—	$2,999,458
Airlines	677,333	—	—	677,333
Beverages	16,631,998	—	—	16,631,998
Chemicals	1,105,029	—	—	1,105,029
Commercial Banks	55,723,177	—	—	55,723,177
Commercial Services & Supplies	4,139,797	—	—	4,139,797
Diversified Financial Services	3,174,520	—	—	3,174,520
Electric Utilities	1,531,805	—	—	1,531,805
Energy Equipment & Services	9,939,800	—	—	9,939,800
Food & Staples Retailing	14,509,201	—	—	14,509,201
Food Products	3,359,855	—	—	3,359,855
Health Care Providers & Services	7,680,846	—	—	7,680,846
Household Durables	2,157,922	—	—	2,157,922
Household Products	6,243,634	—	—	6,243,634
Industrial Conglomerates	1,961,148	—	—	1,961,148
IT Services	1,762,914	—	—	1,762,914
Machinery	2,731,661	—	—	2,731,661
Media	2,235,953	—	—	2,235,953
Metals & Mining	27,254,486	—	—	27,254,486
Multiline Retail	12,563,531	—	—	12,563,531
Oil, Gas & Consumable Fuels	35,157,507	—	—	35,157,507
Paper & Forest Products	1,279,586	—	—	1,279,586
Personal Products	8,329,508	—	—	8,329,508
Real Estate Management & Development	13,623,821	—	—	13,623,821
Road & Rail	4,804,076	—	—	4,804,076
Software	2,769,180	—	—	2,769,180
Textiles, Apparel & Luxury Goods	5,125,135	—	—	5,125,135
Tobacco	5,736,668	—	—	5,736,668
Transportation Infrastructure	14,870,246	—	—	14,870,246
Venture Capital	—	—	322,308	322,308
Water Utilities	2,841,543	—	—	2,841,543
Wireless Telecommunication Services	11,903,864	—	—	11,903,864
Short-Term Investments	—	286,000	—	286,000
Total	$284,825,202	$286,000	$322,308	$285,433,510

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended March 31, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

March 31, 2012

Investments, at value	Balance as of 12/31/2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 03/31/2012
Venture Capital	$322,225	$—	$—	$83	$—	$—	$—	$—	$322,308
Total	$322,225	$—	$—	$83	$—	$—	$—	$—	$322,308

The change in unrealized appreciation/depreciation relating to investments still held at March 31, 2012, is $83.

Below is a chart of the Venture Capital Securities, which as noted above are also considered restricted securities.

Security	Acquisition Date(s)	Cost	Fair Value At 03/31/12	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures l, L.P.	01/22/98 - 01/10/06	$838,407	$151,487	0.05	$2,506,031	$262,708
JPMorgan Latin America Capital Partners, L.P.	04/10/00 - 10/20/09	917,439	170,821	0.06	2,508,571	550,161
Total		$1,755,846	$322,308	0.11	$5,014,602	$812,869

The Fund may incur certain costs in connection with the disposition of the above securities.

	Fair Value at 03/31/12	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Venture Capital	$322,308	Partner Capital Value/Net Asset Value	Expenses	1.3% - 1.4% (1.4%)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s venture capital holdings are partner capital value/net asset value, expenses incurred by the partnership, capital call’s and distributions. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., (“BBH & Co.”) the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I) market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Aberdeen Latin America Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

March 31, 2012

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At March 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $183,347,630, $109,495,651, $(7,409,771) and $102,085,880, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2012.

Item 2: Controls and Procedures

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Latin America Equity Fund, Inc.

Date: May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Latin America Equity Fund, Inc.

Date: May 30, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Latin America Equity Fund, Inc.

Date: May 30, 2012